                                                                    EXHIBIT 99.6


                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CANADA, INC.                     PETITION DATE: 07/16/01

                                                     CASE NUMBER: 01-37810-H4-11


MONTHLY OPERATING REPORT SUMMARY FOR MONTH: OCTOBER       YEAR: 2002

                                          4/30/02         5/31/02      6/30/02     7/31/02       8/31/02    9/30/02       10/31/02
               MONTH                      Revised
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                        $  1,076,963   $  1,059,266  $  617,525   $  938,666  $  840,227  $   727,811    $   851,790
INCOME BEFORE INT. DEPREC./TAX (MOR-6)  $    765,999   $    750,049  $  326,174   $  610,556  $  526,004  $   433,150    $   593,077
NET INCOME (LOSS) (MOR-6)               $    101,602   $    103,679  $ (338,175)  $  (35,773) $ (120,330) $(5,663,630)   $   214,010
PAYMENTS TO INSIDERS (MOR-9)            $         --   $         --  $       --   $       --  $       --  $        --    $        --
PAYMENTS TO PROFESSIONALS (MOR-9)       $         --   $         --  $       --   $       --  $       --  $        --    $        --
TOTAL DISBURSEMENTS (MOR-7)(1)          $  1,479,491   $  1,387,906  $  186,246   $1,019,169  $1,293,634  $   191,230    $ 1,763,181
(1) Excludes intercompany transfers
  as follows:                           $    647,602   $         --  $1,102,126   $  746,935  $  558,861  $ 1,039,861    $   568,467

***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                              EXP.
      See attachment 2                                DATE
------------------------------
CASUALTY                            YES (x) NO ( )  08-01-02
LIABILITY                           YES (x) NO ( )  07-01-02
VEHICLE                             YES (x) NO ( )  07-01-02
WORKER'S                            YES (x) NO ( )  07-01-02
OTHER                               YES (x) NO ( )  various


ATTORNEY NAME:                      Jeff Spiers
FIRM:                               Andrews & Kurth LLP
ADDRESS:                            600 Travis
ADDRESS:                            Suite 4200
CITY, STATE ZIP:                    Houston, TX 77002
TELEPHONE:                          713-220-4103


Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid? YES      If so, describe
See Attached
--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts? YES

Were any assets disposed of outside the normal course of business? NO

If so, describe
               -----------------------------------------------------------------
Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A proposed Plan of Reorganization was filed with the U.S. Bankruptcy Court on May 14, 2002.
--------------------------------------------------------------------------------


                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED  /s/ PAUL VANDERHOVEN
                         -------------------------------------------------------
                                         (ORIGINAL SIGNATURE)

                  TITLE  VP Finance, CFO
                         -------------------------------------------------------
MOR-1

CASE NAME: STERLING CANADA, INC.                    CASE NUMBER:  01-37810-H4-11


                                                                                                                          PAID
   COVERAGE          POLICY PERIOD   POLICY NO.                      LIMITS                CARRIER                       THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2


MOR-1 ATTACHMENT 2

                                                                    Page 3 of 16
                                                                        11/19/02


                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/03   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/03   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/03   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/03   Included
                                aggregate.                         (Reinsured
                                                                   through Munich
                                                                   Re:)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/03   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $50,000,000 ea. loss and           Zurich Energy -       1 year      7/1/03   Flat charge - based
                                aggregate.                         London                                     on exposures and

  7   Excess Liability          $50,000,000                        Swiss Re:             1 year      7/1/03   Flat charge

  8   Excess Liability          $50,000,000                        Zurich Ins.           1 year      7/1/03   Flat Charge

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  1   Workers Compensation      $239,650 - Audit at
                                expiration. (Plus all losses within
                                deductible. (AFCO)

  2   Automobile Liability      $96,876 (AFCO)


  3   Excess Liability          $607,121 Annual - Half on 7/1/01;
      Excess to $1 Million SIR  1/2 on 1/1/02.


  4   Excess Liability          Included



  5   Excess Liability          $495,000 (AFCO)



  6   Excess Liability          $310,000 (AFCO)



  7   Excess Liability          $280,000 (AFCO)

  8   Excess Liability          $200,000 (AFCO)


                                                                    Page 4 of 16
                                                                        11/19/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------


  9   Excess Liability          $100,000,000                       Starr Excess          1 year      7/1/03   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/03   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        & NY M&G                                   throughput and no.
      Charterer's Legal         $100,000 pollution                                                            chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/03   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/03   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 13   Property Damage,          $500 million combined              Munich Re: FM         1 year      8/1/03   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -       Global, et al.                             Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                                                                                              other factors.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year      8/1/03   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/03   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  9   Excess Liability          $300,000 (AFCO)

 10   Marine Terminal           $51,850 Min. premium & deposit. (AFCO)
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability   $34,425  (AFCO)



 12   Excess Marine Liability   $21,250  (AFCO)

 13   Property Damage,          $6,500,000 + Tax (AFCO)
      Business Interruption
      and Boiler & Machinery





 14   Directors & Officers      $444,650
      Liability


 15   Excess Directors &        $275,000
      Officers Liability

 16   Directors & Officers      $170,000
      Liability


                                                                    Page 5 of 16
                                                                        11/19/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Great-American        1 year      7/1/03    Hull & Machinery
      Protection & Indemnity    (M-25 = )                          Insurance Co.                               values
                                Ded. $5,000 per loss.              of NY
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/03    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000 Limit                  National Union        1 year     8/21/03    Various
                                Ded. $150,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                Chubb                 1 year     2/20/03    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs




 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
 17   Employee Dishonesty &     $14,450
      Depositor's Forgery

 18   Hull & Machinery and      $23,852 (AFCO)
      Protection & Indemnity



 19   Pollution Insurance       $3,600 (AFCO)



 20   Marine and Railroad Cargo $40,000 Annual Approx. (AFCO)



 21   Duty Drawback Bond        $2,875


 22   Fiduciary                 $49,000


 23   Environmental Impairment  $147,831
      Liability (Petrochem &
      Fibers)

 24   Closure/Post Closure      $40,610
      Bonds - Petrochem



     ANNUAL TOTAL:                                  *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

ATTACHMENT 3
POSTPETITION PAYMENT OF PREPETITION LIABILITIES

VENDOR                                                               AMOUNT              ORDER(1)
STERLING CANADA, INC. CASE #01-37810-H4-11
Georgia Pacific                                                     39,676.00
International Paper                                                 40,120.00
                                                                -------------
         TOTAL                                                  $   79,796.00
                                                                =============

Payments were actually made in September 02 and were royalty rebates.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED OCTOBER 31, 2002
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $       1                $     461              $       -                 $      83
        Trade accounts receivable, net              -                   56,863                     60                     2,586
        Other Receivables                           -                    1,254                      -                     1,999
        Due from affiliates                     1,375                   27,999                 13,957                         -
        Inventories                                 -                   31,311                      -                     8,246
        Prepaid expenses                           33                    6,617                      -                       186
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,409                  124,505                 14,017                    13,100

Property, plant and equipment, net                  -                  113,625                  2,520                         -
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  5,445                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                      865                   32,777                      -                     1,112
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  37,334                $ 367,142              $  21,982                 $  14,212
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 251                  168,473                  1,263                     6,637
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   54,755                      -                    13,751
        Secured - Other                                                    469
        Unsecured debt                        186,538                  256,134                  1,110                    67,942
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                        -                      -                         -
Less: Unearned compensation                         -                        -                      -                         -
Redeemable preferred stock                     27,297                  (15,794)                     -                    15,769
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (235,013)                     -                     7,874
        Retained earnings-Filing Date         191,923                 (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date     (1,120)                 (60,895)                 4,275                   (17,053)
        Pension adjustment                          -                  (14,890)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
                                             (176,752)                (523,226)                19,609                  (147,108)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,752)                (525,763)                19,609                  (147,108)

TOTAL LIABILITIES AND EQUITY                $  37,334                $ 367,142              $  21,982                 $  14,212
                                            ====================================================================================

                                         --------------------------------------------------------------------------------
                                          STERLING CHEMICALS     STERLING CANADA,      STERLING PULP       STERLING PULP
                                             INT'L, INC.               INC.          CHEMICALS US, INC.   CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11      01-37811-H4-11      01-37812-H4-11
                                         --------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                  $      99           $       -           $       -
        Trade accounts receivable, net             -                      2,191                 819               4,771
        Other Receivables                          -                          -                  32                   -
        Due from affiliates                    2,771                     62,541                 585              11,459
        Inventories                                -                          -                 100               1,445
        Prepaid expenses                           -                          -                   -                 144
        Deferred income tax benefit                -                          -                   -                   -
                                           ----------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           2,771                     64,831               1,536              17,819

Property, plant and equipment, net                 -                          -                   -              40,614
Deferred income taxes                              -                          -                   -                   -
Investments-Third Party                            -                          -                   -                   -
Investments in Subs                                -                    295,811               1,487                   -
Other assets                                       -                      1,230                   -                   -
                                            ---------------------------------------------------------------------------

TOTAL ASSETS                                $  2,771                  $ 361,872           $   3,023           $  58,433
                                            ===========================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 99                     25,645                 752               3,234
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                     67,152                   -                   -
        Secured Debt Accrued Interest *          878                     16,160                   -                   -
        Secured - Other
        Unsecured debt                           840                    264,937                 139              62,282
        Other / Intercompany                       -                          -                   -
        Deferred income taxes                      -                          -                   -                   -

Common stock held by new ESOP                      -                          -                   -                   -
Less: Unearned compensation                        -                          -                   -                   -
Redeemable preferred stock                         -                          -                   -                   -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                         48                   -                   -
        Additional paid-in capital                 -                     83,348               4,020               1,486
        Retained earnings-Filing Date            779                    (90,594)               (877)              1,518
        Retained earnings-Post Filing Date    (3,477)                    (4,824)             (1,011)            (10,087)
        Pension adjustment                         -                          -                   -                   -
        Accumulated translation adj.               -                          -                   -                   -
        Deferred compensation                      -                          -                   -                   -
                                            ---------------------------------------------------------------------------
                                              (2,698)                   (12,022)              2,132              (7,083)
        Treasury stock at cost                     -                          -                   -                   -
                                            ---------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (2,698)                   (12,022)              2,132              (7,083)

TOTAL LIABILITIES AND EQUITY                $ (2,771)                 $ 361,872           $   3,023           $  58,433
                                            ===========================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $     644
        Trade accounts receivable, net              -                 67,290
        Other Receivables                           -                  3,285
        Due from affiliates                  (120,082)                   605
        Inventories                                 -                 41,102
        Prepaid expenses                            -                  6,980
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                         (120,082)               119,906

Property, plant and equipment, net                  -                156,759
Deferred income taxes                               -                      -
Investments-Third Party                             -                  6,945
Investments in Subs                          (395,322)                31,771
Other assets                                       (1)                35,983
                                            --------------------------------

TOTAL ASSETS                                $(515,405)             $ 351,364
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (51,651)               154,703
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *       (14,651)                70,893
        Secured - Other                                                  469
        Unsecured debt                       (133,310)               706,612
        Other / Intercompany                 (201,020)                     -
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                      -
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,272
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (53,899)              (559,739)
        Retained earnings-Filing Date               -               (232,350)
        Retained earnings-Post Filing Date          -                (94,192)
        Pension adjustment                          -                (14,890)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                      -
                                            --------------------------------
                                              (53,900)              (901,048)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (53,900)              (903,585)

TOTAL LIABILITIES AND EQUITY                $(515,405)            $  351,364
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING CANADA, INC.                     CASE NUMBER: 01-37810-H4-11


                     SCHEDULE OF POST-PETITION LIABILITIES

                                       ---------------------------------------------------------------------------------------------
                                              Apr-2002     May-2002     Jun-2002      Jul-2002    Aug-2002   Sep-2002   Oct-2002
                                       ---------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                       $     305   $      596   $      218    $      272   $     369   $    468  $     982
ROYALTY AND REVENUE PAYABLE                                      --           --            --
NOTES PAYABLE - INSURANCE                       19,409       19,409       19,409        19,409      19,409     19,409     19,409
TAX PAYABLE:                                                     --           --            --
    Federal Payroll Taxes                                        --           --            --
    State Payroll & Sales                                        --           --            --
    Ad Valorem Taxes                                             --           --            --
    Other Taxes                                     24           18            8            14          13          7  $       9
TOTAL TAXES PAYABLE                          $      24   $       18   $        8     $      14   $      13          7          9
SECURED DEBT POST-PETITION                                       --           --            --
ACCRUED INTEREST PAYABLE                                         --           --            --
*ACCRUED PROFESSIONAL FEES:                                      --           --            --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs              50           70           90           110          15
  2.  Lease Operating Expenses/Capital                           --           --            --
TOTAL POST-PETITION LIABILITIES (MOR-3)      $  19,787   $   20,093   $   19,725     $  19,804   $  19,806   $ 19,884  $  20,401
====================================================================================================================================


*Payment Requires Court Approval

MOR-4

CONSOLIDATED DEBTORS(1)
(000s)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH     OCTOBER  2002
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $154,703    $ 143,507    $      --   $        95   $     5,856   $       5,245

      31-60

      61-90

      91 +
                 --------    ---------    ---------   -----------   -----------   -------------
      TOTAL      $154,703    $ 143,507    $      --   $        95   $     5,856   $       5,245
                 ========    =========    =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 52,119    $ 52,119     $     --   $     --   $     --   $     --

        31-60           546         546           --         --         --         --

        61-90           352         352           --         --         --         --

        91 +         30,046      30,046           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 83,063    $ 83,063     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING OCTOBER 31, 2002


STATEMENT OF INCOME (LOSS)

                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       36,364,891    $          203,142    $        1,605,316
TOTAL COST OF REVENUES                                         --            33,726,485               203,142             1,732,546
GROSS PROFIT                                   $               --    $        2,638,406    $               --    $         (127,230)
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $           31,112    $          514,746    $               --    $          178,896
  Insiders Compensation                                        --               470,408                    --                    --
  Professional Fees                                            --             2,141,012                    --                    --
  Other (Earnings in Joint Venture)                            --               133,674               (66,098)                   --

TOTAL OPERATING EXPENSE                        $           31,112    $        3,259,840    $          (66,098)   $          178,896
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $          (31,112)   $         (621,434)   $           66,098    $         (306,126)
INTEREST EXPENSE (includes amort of debt fees)                 --             2,553,390                    --               723,970
DEPRECIATION                                                   --             1,860,024                    --                    --
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $               --    $        4,413,414    $               --    $          723,970
====================================================================================================================================
NET INCOME BEFORE TAXES                        $          (31,112)   $       (5,034,848)   $           66,098    $       (1,030,096)
INCOME TAXES                                                   --                    --                 3,738                    --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $          (31,112)   $       (5,034,848)   $           62,360    $       (1,030,096)
====================================================================================================================================



                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.
              MONTH                              01-37809-H4-11         01-37810-H4-11       01-37811-H4-11
                                               -------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $           10,000    $          851,790   $          358,662
TOTAL COST OF REVENUES                                          --                33,247              486,157
GROSS PROFIT                                    $           10,000    $          818,543   $         (127,535)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $            4,433    $          225,466   $          (74,101)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $            4,433    $          225,466   $          (74,101)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $            5,567    $          593,077   $          (53,434)
INTEREST EXPENSE (includes amort of debt fees)              44,657               289,067                   --
DEPRECIATION                                                    --                    --                   --
OTHER (INCOME) EXPENSES*                                        --                    --                   --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $           44,657    $          289,067   $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $          (39,090)   $          304,010   $          (53,434)
INCOME TAXES                                                    --                90,000                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $          (39,090)   $          214,010   $          (53,434)
==============================================================================================================


                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------

REVENUES  (MOR-1)                                   $        2,959,285   $        (397,743)    $      41,955,303
TOTAL COST OF REVENUES                                       1,952,293            (397,743)           37,736,127
GROSS PROFIT                                        $        1,006,992   $              --     $       4,219,176
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $           68,229   $              --               948,781
  Insiders Compensation                                             --                  --               470,408
  Professional Fees                                                 --                  --             2,141,012
  Other (Earnings in Joint Venture)                                 --                  --                67,576

TOTAL OPERATING EXPENSE                             $           68,229   $              --     $       3,627,777
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          938,763   $              --               591,399
INTEREST EXPENSE (includes amort of debt fees)                 558,861                  --             4,169,945
DEPRECIATION                                                   327,282                  --             2,187,306
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --                    --
TOTAL INT. DEPR & OTHER ITEMS                       $          886,143   $              --     $       6,357,251
=================================================================================================================
NET INCOME BEFORE TAXES                             $           52,620   $              --     $      (5,765,852)
INCOME TAXES                                                        --                  --                93,738
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $           52,620   $              --     $      (5,859,590)
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME: STERLING CANADA INC.                      CASE NUMBER: 01-37810-H4-11

   CASH RECEIPTS AND
   DISBURSEMENTS                                      Apr-02      May-02       Jun-02
-----------------------------------------------    ----------   ----------   ----------
1.  CASH-BEGINNING OF MONTH                        $   13,196   $  164,030   $   58,277
RECEIPTS:
2.  CASH SALES                                     $       --   $       --   $       --
3.  COLLECTION OF ACCOUNTS RECEIVABLE               1,531,316    1,188,084      139,297
4.  LOANS & ADVANCES (attach list)
5.  SALE OF ASSETS
6.  OTHER (attach list)                               746,611       94,069    1,239,230
TOTAL RECEIPTS                                     $2,277,927   $1,282,153   $1,378,527
(Withdrawal)Contribution by Individual
Debtor MFR-2*                                             N/A          N/A          N/A

DISBURSEMENTS:
7.  NET PAYROLL                                    $       --   $       --   $       --
8.  PAYROLL TAXES PAID
9.  SALES, USE & OTHER TAXES PAID                      12,292       23,843       17,807
10. SECURED/RENTAL/LEASES                                                            --
11. UTILITIES
12. INSURANCE
13. INVENTORY PURCHASES
14. VEHICLE EXPENSES
15. TRAVEL & ENTERTAINMENT
16. REPAIRS, MAINTENANCE & SUPPLIES
17. ADMINISTRATIVE & SELLING                          177,328                   151,494
18. OTHER (attach list)                             1,937,473    1,364,063    1,119,071

TOTAL DISBURSEMENTS FROM OPERATIONS                $2,127,093   $1,387,906   $1,288,372
19. PROFESSIONAL FEES                              $       --   $       --   $       --
20. U.S. TRUSTEE FEES                                      --           --           --
21. OTHER REORGANIZATION EXPENSES (attach list)            --           --           --
TOTAL DISBURSEMENTS                                $2,127,093   $1,387,906   $1,288,372
22. NET CASH FLOW                                  $  150,833   $ (105,753)  $   90,155
23. CASH - END OF MONTH (MOR-2)                    $  164,030   $   58,277   $  148,432


   CASH RECEIPTS AND                                                                            FILING TO
   DISBURSEMENTS                            Jul-02        Aug-02      Sep-02         Oct-02       DATE
---------------------------------------   ----------    ----------  ----------    -----------  -----------
1.  CASH-BEGINNING OF MONTH               $  148,432    $  170,312  $  (76,521)   $   47,365   $   271,082
RECEIPTS:
2.  CASH SALES                                                      $             $            $        --
3.  COLLECTION OF ACCOUNTS RECEIVABLE     $1,156,999     1,030,756     290,454     1,811,339    17,456,318
4.  LOANS & ADVANCES (attach list)                                                                      --
5.  SALE OF ASSETS                                                                                      --
6.  OTHER (attach list)                      630,984       574,906   1,064,523       571,824    30,936,351
TOTAL RECEIPTS                            $1,787,983    $1,605,662  $1,354,977    $2,383,163   $48,392,669
(Withdrawal)Contribution by Individual
Debtor MFR-2*                                                                            N/A          N/A

DISBURSEMENTS:
7.  NET PAYROLL                           $                                       $            $        --
8.  PAYROLL TAXES PAID                                                                                  --
9.  SALES, USE & OTHER TAXES PAID              8,165        14,277                     7,434       282,493
10. SECURED/RENTAL/LEASES                                       --                                      --
11. UTILITIES                                                   --                                      --
12. INSURANCE                                                   --                                      --
13. INVENTORY PURCHASES                                         --                                      --
14. VEHICLE EXPENSES                                            --                                      --
15. TRAVEL & ENTERTAINMENT                                      --                                      --
16. REPAIRS, MAINTENANCE & SUPPLIES                             --                                      --
17. ADMINISTRATIVE & SELLING                  22,860       136,439       4,203         1,640     1,140,730
18. OTHER (attach list)                    1,735,079     1,701,779   1,226,888     2,322,574    47,141,649

TOTAL DISBURSEMENTS FROM OPERATIONS       $1,766,104    $1,852,495  $1,231,091    $2,331,648   $48,564,872
19. PROFESSIONAL FEES                                                             $       --   $        --
20. U.S. TRUSTEE FEES                                                                     --            --
21. OTHER REORGANIZATION EXPENSES
(attach list)                                                                             --            --
TOTAL DISBURSEMENTS                       $1,766,104    $1,852,495  $1,231,091    $2,331,648   $48,564,872
22. NET CASH FLOW                         $   21,880    $ (246,833) $  123,886    $   51,515   $  (172,202)
23. CASH - END OF MONTH (MOR-2)           $  170,312    $  (76,521) $   47,365    $   98,880   $    98,880


        MOR-7

CASE NAME: STERLING CANADA, INC.                   CASE NUMBER:  01-37810-H4-11

   OTHER CASH RECEIPTS AND
   DISBURSEMENTS:                                                               Apr-02
------------------------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                                       $         9
       401(k) Plan Refund
       Cobra Insurance Payment
       Miscellaneous
       Advance from Parent company - Sterling Chemicals                           99,000
       Loan Advance from a subsidiary - Sterling NRO                                  --
       Return of investment from SPCUS                                            88,741
       Rec'd in error, to be returned in Sep 01 SPC Ltd
       cash receipts re Inter company AR                                         558,861
       rec'd in error and to be returned in Nov 01.

   TOTAL OTHER RECEIPTS                                                      $   746,611
   18. OTHER DISBURSEMENTS:
       Workover Expense
       Capital Expenditures
       Interest Payment
       Pre-petition checks voided in current period
       Advance to Parent company - Sterling Chemicals                            351,178
       cash disbursements re Inter company AP                                    296,424
       CIT revolver cash sweep                                                 1,289,871
       Capital contribution to SPCUS
   TOTAL OTHER DISBURSEMENTS                                                 $ 1,937,473

   OTHER CASH RECEIPTS AND                                                                                                 FILING TO
   DISBURSEMENTS:                                  May-02     Jun-02       Jul-02      Aug-02    Sep-02      Oct-02             DATE
------------------------------------------------------------------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                          $        8          57          49         44           84  $       61   $     1,875
       401(k) Plan Refund                                                                  --                                     --
       Cobra Insurance Payment                                                             --                                     --
       Miscellaneous                                 2,061          48                  1,001                    1,296         8,328
       Advance from Parent company -
        Sterling Chemicals                          92,000     137,000      10,000     15,000      127,000       2,000       587,000
       Loan Advance from a subsidiary -
        Sterling NRO                                                                       --                             19,409,155
       Return of investment from SPCUS                                                     --                              1,659,140
       Rec'd in error, to be returned in
        Sep 01 SPC Ltd                                                                     --          578                       578
       cash receipts re Inter company AR                     1,102,125     620,935    558,861      936,861     568,467     9,035,617
       rec'd in error and to be returned in
        Nov 01.                                                                            --                                234,658

   TOTAL OTHER RECEIPTS                         $   94,069  $1,239,230  $  630,984    574,906  $ 1,064,523  $  571,824   $30,936,351
   18. OTHER DISBURSEMENTS:
       Workover Expense                                                                    --                                     --
       Capital Expenditures                                                                --                                     --
       Interest Payment                                                                    --                                     --
       Pre-petition checks voided in current
        period                                                                             --                                     --
       Advance to Parent company - Sterling
        Chemicals                                              604,865     515,042    305,766      481,000     514,681    29,034,636
       cash disbursements re Inter company AP                  497,261     231,893    253,095      558,861      53,786     3,709,955
       CIT revolver cash sweep                   1,364,063      16,945     988,144  1,142,918      187,027   1,754,107    13,963,815
       Capital contribution to SPCUS                                                                                         433,243
   TOTAL OTHER DISBURSEMENTS                    $1,364,063  $1,119,071  $1,735,079 $1,701,799  $ 1,226,888  $2,322,574   $47,141,649


                           MOR-7 ATTACHMENT

CASE NAME:  STERLING CANADA, INC.                 CASE NUMBER:  01-37810-H4-11

                             MONTH OF OCTOBER 2002

                                               Bank One      Chase Manhattan   Chase Manhattan         CIBC
  CASH RECEIPTS AND                            5561841         001-00526970      001-03317054        77-01713
  DISBURSEMENTS                                Lock Box          General           Checking          Checking           Total
  -----------------                        ---------------   ---------------   ---------------   ---------------   ---------------

  1.  CASH-BEGINNING OF MONTH                        1,571               101               550            45,138            47,366
                                           ===============   ===============   ===============   ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                --                --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE            906,291           847,238                              57,810         1,811,339

  4.  LOANS & ADVANCES (attach list)                                                                                            --

  5.  SALE OF ASSETS                                                                                                            --

  6.  OTHER (attach list)                               --                --           570,467             1,357           571,824
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL RECEIPTS                                   906,291           847,238           570,467            59,167         2,383,163
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A               N/A               N/A               N/A
                                           ===============   ===============   ===============   ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                       --                --                --                --                --

  8.  PAYROLL TAXES PAID                                                                                                        --

  9.  SALES, USE & OTHER TAXES PAID                                                        667             6,766             7,434

  10. SECURED/RENTAL/LEASES                                                                                                     --

  11. UTILITIES                                                                                                                 --

  12. INSURANCE                                                                                                                 --

  13. INVENTORY PURCHASES                                                                                                       --

  14. VEHICLE EXPENSES                                                                                                          --

  15. TRAVEL & ENTERTAINMENT                                                                                                    --

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                                           --

  17. ADMINISTRATIVE & SELLING                                                           1,640                               1,640

  18. OTHER (attach list)                          906,869           847,238           568,467                --         2,322,574
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS              906,869           847,238           570,774             6,766         2,331,648
                                           ===============   ===============   ===============   ===============   ===============
  19. PROFESSIONAL FEES                                 --                --                --                --                --

  20. U.S. TRUSTEE FEES                                 --                --                --                --                --

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS                              906,869           847,238           570,774             6,766         2,331,648
                                           ===============   ===============   ===============   ===============   ===============
  22. NET CASH FLOW                                   (578)               --              (307)           52,401            51,515

  23. CASH - END OF MONTH (MOR-2)                      999               101               243            97,539            98,881

MOR-7

                    *  Applies to Individual debtor's only.

CASE NAME: STERLING CANADA, INC.                   CASE NUMBER:  01-37810-H4-11

                             MONTH OF OCTOBER 2002

                                                                                       Chase             Chase
                                                                     Bank One        Manhatten         Manhatten
   OTHER CASH RECEIPTS AND                                           5561841        001-00526970      001-03317054
   DISBURSEMENTS:                                                    Lock Box         General           Checking
--------------------------------------------------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                            $         --      $        --        $        --
       401(k) Plan Refund
       Advance from Parent company - Sterling Chemicals                                                      2,000
       Miscellaneous
       Transfer Between Accounts
       Loan Advance from a subsidiary - Sterling NRO                                         --
       Funds belonging to Sterling Pulp Chemicals Ltd.
       Return of investment from SPCUS
       cash receipts re Inter company AR                                                                   568,467
       rec'd in error and to be returned in Oct 01.

   TOTAL OTHER RECEIPTS                                           $         --      $        --         $  570,467
   18. OTHER DISBURSEMENTS:
       Transfer Between Accounts                                                                                --
       Capital Expenditures
       Interest Payment
       Pre-petition checks voided in current period
       Advance to Parent company - Sterling Chemicals                                                      514,681
       cash disbursements re Inter company AP                                                               53,786
       CIT revolver cash sweep                                         906,869          847,238
       Capital contribution to SPCUS
   TOTAL OTHER DISBURSEMENTS                                      $    906,869      $   847,238         $  568,467


                                                                     CIBC
   OTHER CASH RECEIPTS AND                                         77-01713
   DISBURSEMENTS:                                                  Checking                               Total
---------------------------------------------------------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                            $        61                         $        61
       401(k) Plan Refund                                                                                      --
       Advance from Parent company - Sterling Chemicals                                                     2,000
       Miscellaneous                                                    1,296                               1,296
       Transfer Between Accounts                                                                               --
       Loan Advance from a subsidiary - Sterling NRO                                                           --
       Funds belonging to Sterling Pulp Chemicals Ltd.                                                         --
       Return of investment from SPCUS                                                                         --
       cash receipts re Inter company AR                                                                  568,467
       rec'd in error and to be returned in Oct 01.                                                            --

   TOTAL OTHER RECEIPTS                                            $    1,357                         $   571,824
   18. OTHER DISBURSEMENTS:
       Transfer Between Accounts                                                                               --
       Capital Expenditures                                                                                    --
       Interest Payment                                                                                        --
       Pre-petition checks voided in current period                                                            --
       Advance to Parent company - Sterling Chemicals                      --                             514,681
       cash disbursements re Inter company AP                              --                              53,786
       CIT revolver cash sweep                                                                          1,754,107
       Capital contribution to SPCUS                                                                           --
   TOTAL OTHER DISBURSEMENTS                                       $       --                         $ 2,322,574




                           MOR-7 ATTACHMENT

CASE NAME: Sterling Canada, Inc.                     CASE NUMBER: 01-37810-H4-11


                          CASH ACCOUNT RECONCILIATION
                            MONTH OF SEPTEMBER 2002

BANK NAME                      Bank One    Chase Manhattan  Chase Manhattan                   CIBC
ACCOUNT NUMBER                  5561841     001-00526970     001-03317054                   77-01713
ACCOUNT TYPE                   Lock Box       General          Checking      Consolidated   Checking        TOTAL
------------                 ------------  ---------------  ---------------  ------------  ----------   ------------
BANK BALANCE                 $      1,000   $        100     $        243    $      1,343   $  97,538   $     98,882
DEPOSIT IN TRANSIT                                                                                 --             --
OUTSTANDING CHECKS                                                                                                --
ADJUSTED BANK BALANCE        $      1,000   $        100     $        243    $      1,343   $  97,538   $     98,882
BEGINNING CASH - PER BOOKS   $      1,578   $        100     $        551    $      2,229   $  45,138   $     47,367
RECEIPTS                          906,291        847,238          570,467       2,323,996      59,166      2,383,162
TRANSFERS BETWEEN ACCOUNTS                                             --              --          --             --
(WITHDRAWAL)CONTRIBUTION-                                                                                         --
BY INDIVIDUAL DEBTOR MFR-2                                                                                        --
CHECKS/OTHER DISBURSEMENTS       (906,869)      (847,238)        (570,775)     (2,324,882)     (6,766)  $ (2,331,649)
ENDING CASH - PER BOOKS      $      1,000    $       100     $        243    $      1,343   $  97,538   $     98,880

            MOR-8

CASE NAME: STERLING CANADA, INC.                    CASE NUMBER: 01-37810-H4-11



                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

   INSIDERS: NAME/POSITION      Apr-2002     May-2002     Jun-2002    Jul-2002     Aug-2002    Sep-2002   Oct-2002      FILING TO
        /COMP TYPE (2)                                                                                                    DATE
---------------------------------------------------------------------------------------------------------------------------------
1.                             $      --    $      --    $      --    $      --    $      --   $      --   $      --   $   --
2.                                    --           --           --           --           --          --          --       --
3.                                    --           --           --           --           --          --          --       --
4.                                    --           --           --           --           --          --          --       --
5.                                    --           --           --           --           --          --          --       --
6.                                    --           --           --           --           --          --          --       --
7.                                    --           --           --           --           --          --          --       --
8.                                    --           --           --           --           --          --          --       --
9.                                    --           --           --           --           --          --          --       --
TOTAL INSIDERS (MOR-1)         $      --    $      --    $      --    $      --    $      --   $      --   $      --   $   --

      PROFESSIONALS              Apr-2002    May-2002    Jun-2002     Jul-2002     Aug-2002   Sep-2002    Oct-2002      FILING TO
     NAME/ORDER DATE                                                                                                      DATE
---------------------------------------------------------------------------------------------------------------------------------
1.                             $    --     $      --    $      --    $      --   $      --   $      --   $      --     $    --
2.                                  --            --           --           --          --          --          --          --
3.                                  --            --           --           --          --          --          --          --
4.                                  --            --           --           --          --          --          --          --
5.                                  --            --           --           --          --          --          --          --
6.                                  --            --           --           --          --          --          --          --
TOTAL PROFESSIONALS (MOR-1)    $    --     $      --    $      --    $      --   $      --   $      --   $      --     $    --

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.

              MOR-9